Acquisition of Metropolitan National Bank

June 22, 2015

NASDAQ:BSF

Metropolitan National Bank

BEAR STATE FINANCIAL

Safe Harbor Statement

This presentation contains certain forward-looking information about Bear State Financial, Inc. ("BSF") that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward- looking terminology, such as "may," "will," "believe," "anticipate," "expect," or similar terms or variations on those terms, or the negative of those terms. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of BSF. There are a number of important factors that could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include but are not limited to our ability to consummate the acquisition of Metropolitan National Bank in a timely manner, or at all; our ability to recognize synergies and cost savings in connection with the acquisition; our ability to control acquisition-related costs; those risks previously disclosed in BSF's filings with the SEC; lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; a change in the interest rate environment which reduces interest margins; asset/liability re-pricing risks and liquidity risks; general economic conditions, either nationally or in the market areas in which BSF does or anticipates doing business are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral security for our loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war; legislative or regulatory requirements or changes adversely affecting our business; and changes in the securities markets. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, BSF's results could differ materially from those expressed in, implied or projected by such forward-looking statements. We assume no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, read BSF's annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by BSF with the SEC. The documents filed with the SEC may be obtained at our website at www.bearstatefinancial.com. Telephone 501 975-6021.

Transaction Structure

Transaction	• Bear State Financial ("BSF") entered into a definitive stock purchase agreement with Marshfield Investment Company ("MIC") to purchase Metropolitan National Bank ("MNB")
Purchase Price	• Total consideration of $70 million for 100% of MNB stock • 40% cash payment and 60% BSF stock[1]
Valuation Multiples	• Approximately 1.19x MNB book value[2] • Approximately 1.33x MNB tangible book value[2]
Required Approvals	• MIC shareholder approval (necessary votes secured by voting agreement) • Customary regulatory approval
Timing	• Expected closing in the fourth quarter of 2015

[1]Subject to a cap and collar agreement (i.e., +/- 20%) – based on a 15-day average price of BSF common stock
[2]Based on MNB's unaudited financial information as of March 31, 2015.

BEAR STATE FINANCIAL

Metropolitan National Bank Overview

Branch Footprint



Stockton
Bolivar
Buffalo
Greenfield
Fair Grove
Jasper
Ash Grove
Willard
Carthage
Republic
Rogersville
Seymour
Mount Vernon
Sarcoxie
Billings
Ozark
Aurora
Monett
Crane
Neosho
Purdy
Galena
Swan
Erie
Merriam Woods
Cassville
Branson
Lampe
Eagle Rock
Eureka Springs
Berryville
Harrison
Springfield
MISSOURI

Financial Highlights[1]

Balance Sheet ($000)	
Total Assets	$ 442,437
Total Loans	$ 340,060
Deposits	$ 374,581
Loan / Deposits	90.78%

Capital ($000)	
Total Equity	$ 58,882
Tangible Common Equity	$ 52,551
Equity / Assets	13.31%
Tang. Equity / Tang. Assets	12.05%

Profitability Measures	
Net Interest Margin	3.48%
Efficiency Ratio	97.32%
ROAA*	0.07%

Asset Quality	
Nonperforming Assets / Assets	0.84%
NCOs / Avg. Loans	0.14%
Reserves / Loans	1.92%

[1]Based on MNB's unaudited financial information as of March 31, 2015
[2]Has been tax affected
Source: SNL Financial

BEAR STATE FINANCIAL

Transaction Rationale

Financially Attractive	• Immediately accretive to Book Value, Tangible Book Value and EPS • Expected cost savings of 25-30% • Transaction structured to permit 338(h)(10) election
MNB Key Metrics	• Total assets of $442.4 million[1] • Total loans of $340 million[1] • Total deposits of $374.6 million[1]
Key Management Pick-up	• Mark McFatridge, MNB Chief Executive Officer, to join BSF's executive management team
Market Expansion	• MNB has 13 locations in 6 counties within Missouri • Entry into Springfield and Joplin, MO adds additional commercial lending markets to the BSF footprint
Pro Forma Balance Sheet	• Total assets of $1.9 billion, loans of $1.4 billion and deposits of $1.6 billion[2] • Excellent core deposits (>75% non-time deposits) • Well positioned for rising rate environment

[1]Based on MNB's unaudited financial information as of March 31, 2015.
[2]Includes unaudited combined financial information of BSF and MNB as of March 31, 2015; for illustrative purposes only and does not indicate actual results of combined company.

BEAR STATE FINANCIAL

Springfield Market

Economic Drivers

- Springfield MSA is the 3rd largest MSA in Missouri
- Population has grown almost 40% since 2000 from 325,721 in 2000 to 454,702 in 2015
- Springfield's Gross Metro Product in 2014 was almost $19 billion and has grown over 40% in the last decade
- Ranked 20th in the nation by Forbes for cost of doing business

Summary Demographic Data – Springfield MSA

Total population ('15):	454,702
Proj. 5-year population growth ('15-'20):	3.5%
Proj. 5-Year Population Nominal Growth ('15-'20):	15,915
Total # of Households:	182,517
Median Household Income:	$43,859
Per Capita Income:	$23,373

Key Employment Sectors



Leisure & Hospitality 10%
Other Services 4%
Government 15%
Manufacturing 7%
Construction & Mining 4%
Transportation & Utilities 5%
Retail Trade 12%
Wholesale Trade 5%
Information 2%
Financial Activities 6%
Prof. & Bus. Services 12%
Edu. & Health Services 18%

Diversified Industry Base

- No business type employs greater than 18% of the Springfield MSA workforce
- The Springfield workforce growth in 2014 accounted for more than one-third of Missouri's total job growth

Source: Bureau of Labor Statistics; Springfield region.com

BEAR STATE FINANCIAL

Pro Forma Loan Composition

Metropolitan National Bank



Multifamily Loans 6%
C&D Loans 2%
Other Loans 3%
Comm RE & Farm Loans 48%
C&I Loans 11%
1-4 Family Loans 29%
Consumer Loans 1%

Bear State Bank, National Association



Multifamily Loans 5%
C&D Loans 11%
Other Loans 2%
Comm RE & Farm Loans 37%
C&I Loans 13%
1-4 Family Loans 29%
Consumer Loans 3%

Pro Forma



Multifamily Loans 5%
C&D Loans 9%
Other Loans 2%
Comm RE & Farm Loans 40%
C&I Loans 12%
1-4 Family Loans 29%
Consumer Loans 3%

MRQ Loan Composition	Total ($000)	Yield (%)
1-4 Family Loans	97,695	
Multifamily	19,560	
Commercial RE & Farm	162,894	
C&D	6,516	
Total Real Estate Loans	**286,665**	**4.02**
C&I Loans	37,146	4.67
Consumer Loans	5,133	6.50
Other Loans	11,116	NA
Total Loans	**340,060**	**4.14**

MRQ Loan Composition	Total ($000)	Yield (%)
1-4 Family Loans	307,382	
Multifamily	51,679	
Commercial RE & Farm	386,723	
C&D	119,492	
Total Real Estate Loans	**865,276**	**5.13**
C&I Loans	131,618	3.65
Consumer Loans	32,406	7.21
Other Loans	21,594	NA
Total Loans	**1,050,894**	**5.02**

Pro Forma Loan Composition	Total ($000)	Yield (%)
1-4 Family Loans	405,077	
Multifamily	71,239	
Commercial RE & Farm	549,617	
C&D	126,008	
Total Real Estate Loans	**1,151,941**	**4.86**
C&I Loans	168,764	3.87
Consumer Loans	37,539	7.11
Other Loans	32,710	NA
Total Loans	**1,390,954**	**4.80**

Source: SNL Financial

BEAR STATE FINANCIAL

Pro Forma Deposit Composition


Metropolitan National Bank
MMDA & Savings 38%
Time < $100k 17%
Time >= $100k 8%
Transaction Accounts 37%


Bear State Bank, National Association
MMDA & Savings 61%
Time < $100k 17%
Time >= $100k 20%
Transaction Accounts 2%


Pro Forma
MMDA & Savings 56%
Time < $100k 17%
Time >= $100k 17%
Transaction Accounts 10%

Metropolitan National Bank — MRQ Deposit Base

	Total ($000)	Cost (%)
Transaction Accounts	140,867	0.17
MMDA & Savings	141,851	0.31
Time < $100k	62,913	0.54
Time >= $100k	28,950	0.66
Total Interest Bearing Deposits	**374,581**	**0.35**
Nonint. Bearing Demand Deposits	**52,702**	**0.00**

Bear State Bank, National Association — MRQ Deposit Base

	Total ($000)	Cost (%)
Transaction Accounts	27,133	0.16
MMDA & Savings	754,178	0.17
Time < $100k	215,054	0.72
Time >= $100k	241,349	1.01
Total Interest Bearing Deposits	**1,237,714**	**0.71**
Nonint. Bearing Demand Deposits	**178,384**	**0.00**

Pro Forma Deposit Base

	Total ($000)	Cost (%)
Transaction Accounts	168,000	0.17
MMDA & Savings	896,029	0.19
Time < $100k	277,967	0.68
Time >= $100k	270,299	0.97
Total Interest Bearing Deposits	**1,612,295**	**0.63**
Nonint. Bearing Demand Deposits	**231,086**	**0.00**

Source: SNL Financial

BEAR STATE FINANCIAL


Barton County
Joplin
Springfield
Marshfield
Nixa
Tri-Lakes
Bentonville
Rogers
Springdale
Fayetteville
Harrison
Yellville
Mt. Home
Jonesboro
Manila
Monette
Waldron
Mena
Cove
Mt. Ida
Hot Springs Village
Hot Springs
Glenwood
Little Rock
Broken Bow
Idabel
DeQueen
Dierks
Murfreesboro
Nashville
Ashdown
Texarkana
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